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                                                                    EXHIBIT 23.1

            CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of Objective Systems Integrators, Inc. on Form S-8 of our report dated August 9, 1999 appearing in the Annual Report on Form 10-K for the year ended June 30, 1999.


/s/  Deloitte & Touche LLP

San Jose, California

April 19, 2000